UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 12, 2007
I-FLOW CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18338 (Commission File Number)	33-0121984 (IRS Employer Identification No.)
20202 Windrow Drive
Lake Forest, California 92630
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 206-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On September 12, 2007, I-Flow Corporation, a Delaware corporation (“I-Flow” or the “Company”), entered into a Memorandum of Intent (the “MOI”) regarding the Stock Purchase Agreement dated as of September 29, 2006, as amended by an Amendment No. 1 dated as of April 30, 2007, an Amendment No. 2 dated as of June 29, 2007 and an Amendment No. 3 dated as of July 31, 2007 (collectively, the “Stock Purchase Agreement”) with and among HAPC, Inc., a Delaware corporation (“HAPC”), Iceland Acquisition Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of HAPC (“Acquisition Sub”), and InfuSystem, Inc., a California corporation and wholly owned subsidiary of I-Flow (“InfuSystem”).
     The MOI expresses the intent of the parties to amend the purchase price for I-Flow’s sale of InfuSystem to HAPC pursuant to the Stock Purchase Agreement. HAPC has announced that a shareholder meeting to vote on the transaction is scheduled for September 26, 2007.
     The original purchase price was $140 million, subject to certain working capital adjustments as set forth in the Stock Purchase Agreement. The original $140 million purchase price was to be paid in cash or a combination of (i) a secured promissory note (the “Promissory Note”) payable to I-Flow in an amount equal to $55 million plus the amount actually paid to HAPC’s shareholders who exercise their conversion rights, but not to exceed $75 million (the “Maximum Amount”) and (ii) an amount of cash equal to $65 million plus the difference between the Maximum Amount and the actual principal amount of the Promissory Note.
     The MOI contemplates the new purchase price will be $100 million (subject to the existing working capital adjustments in the Stock Purchase Agreement), plus a contingent payment right up to a maximum of $12 million (the “Earn-Out”).
     The $100 million portion of the amended purchase price would be payable at closing in cash or a combination of (i) an amount of cash equal to $85 million less the amount actually paid to HAPC’s shareholders who exercise their conversion rights (the “HAPC Shareholder Return Amount”) and (ii) a secured promissory note with a principal amount equal to $15 million plus the HAPC Shareholder Return Amount.
     The Earn-Out would provide that HAPC will make an additional cash payment (the “Additional Payment”) to I-Flow of up to $12 million based on HAPC’s audited consolidated net revenues for its fiscal year ended December 31, 2010 (“FY 2010”). If HAPC’s consolidated revenues for FY 2010 are less than 2.744 times InfuSystem’s 2007 net revenues, excluding InfuSystem’s ON-Q®-related revenues (the “40% CAGR Target”), no Additional Payment will be due. If HAPC’s consolidated revenues for FY 2010 equal or exceed 3.375 times InfuSystem’s 2007 net revenues, excluding ON-Q-related revenues (the “50% CAGR Target”), I-Flow will receive the full $12 million Additional Payment. If HAPC’s consolidated net revenues for FY 2010 are between the 40% and 50% CAGR Targets, I-Flow will receive an Additional Payment equal to $3 million plus a pro rata portion of the remaining $9 million.
     The non-binding MOI constitutes an expression of current intent by the parties to amend the Stock Purchase Agreement as outlined above. HAPC is to reimburse I-Flow at the closing for its out-of-pocket costs of the amendment process. The matters addressed in the MOI are further subject to approval by the Boards of Directors of all parties and execution of definitive documentation.

     All other provisions of the Stock Purchase Agreement would remain unchanged, including the conditions of termination and the requirement for HAPC to pay a termination fee to I-Flow in the event that the Stock Purchase Agreement is terminated for the following reasons: (i) because of HAPC’s failure to obtain its stockholders’ approval of the transactions contemplated by the Stock Purchase Agreement for any reason by October 1, 2007 or (ii) because HAPC or Acquisition Sub is unwilling or unable to consummate the transactions contemplated by the Stock Purchase Agreement, notwithstanding the fact that all conditions precedent contained in the Stock Purchase Agreement to be satisfied by I-Flow and InfuSystem (and the receipt of HAPC’s stockholders’ approval) have been satisfied or are capable of fulfillment. In the event that I-Flow terminates the Stock Purchase Agreement after October 1, 2007 and the termination fee is payable for the sole reason that HAPC has not held the stockholder meeting seeking its stockholders’ approval by October 1, 2007, the termination fee will be $1,000,000. In all other cases where a termination fee is payable, the amount will be $3,000,000.
     Payment of the termination fee continues to be guaranteed to I-Flow by Messrs. Sean D. McDevitt, Pat LaVecchia and Philip B. Harris pursuant to a Continuing Guaranty provided by such guarantors in favor of I-Flow and delivered on September 29, 2006 in connection with the Stock Purchase Agreement.
     The foregoing description of the MOI is qualified in its entirety by reference to the full text of the MOI, which is filed herewith as Exhibit 10.1 and incorporated herein by reference. The foregoing description should also be read in conjunction with I-Flow’s disclosure regarding the Stock Purchase Agreement contained in a current report on Form 8-K filed by I-Flow with the Securities and Exchange Commission on October 4, 2006, I-Flow’s disclosure regarding Amendment No. 1 to the Stock Purchase Agreement contained in a current report on Form 8-K by I-Flow with the Securities and Exchange Commission on May 1, 2007, I-Flow’s disclosure regarding Amendment No. 2 to the Stock Purchase Agreement contained in a current report on Form 8-K by I-Flow with the Securities and Exchange Commission on July 2, 2007 and I-Flow’s disclosure regarding Amendment No. 3 to the Stock Purchase Agreement contained in a current report on Form 8-K by I-Flow with the Securities and Exchange Commission on July 31, 2007.
Item 7.01 Regulation FD Disclosure.
     I-Flow issued a press release on September 12, 2007, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced the MOI. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description

10.1	Memorandum of Intent dated as of September 12, 2007 by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc. and Iceland Acquisition Subsidiary, Inc.

99.1	Press Release of I-Flow Corporation dated as of September 12, 2007

Forward-Looking Statements
     Statements by the Company in this report and in other reports and statements released by the Company are and will be forward-looking in nature and express the Company’s current opinions about trends and factors that may impact future operating results. Statements that use words such as “may,” “will,” “should,” “believes,” “predicts,” “estimates,” “projects,” “anticipates” or “expects” or use similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to material risks, assumptions and uncertainties, which could cause actual results to differ materially from those currently expected, and readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated or subsequent events. Readers are also urged to carefully review and consider the various disclosures made by the Company in this report that seek to advise interested parties of the risks and other factors that affect the Company’s business. Interested parties should also review the Company’s reports on Forms 10-K, 10-Q and 8-K and other reports that are periodically filed with or furnished to the Securities and Exchange Commission. The risks affecting the Company’s business include, among others: successful consummation of the previously announced sale of InfuSystem, Inc.; physician acceptance of infusion-based therapeutic regimens; implementation of the Company’s direct sales strategy; dependence on the Company’s suppliers and distributors; the Company’s continuing compliance with applicable laws and regulations, such as the Medicare Supplier Standards and the Food, Drug and Cosmetic Act, and the Medicare’s and FDA’s concurrence with management’s subjective judgment on compliance issues; the reimbursement system currently in place and future changes to that system; product availability, acceptance and safety; competition in the industry; technological changes; intellectual property challenges and claims; economic and political conditions in foreign countries; currency exchange rates; inadequacy of booked reserves; and reliance on the success of the home health care industry. All forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by the Company about its business.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-FLOW CORPORATION
Date: September 13, 2007	By:	/s/ James R. Talevich
		Name:	James R. Talevich
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Memorandum of Intent dated as of September 12, 2007 by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc. and Iceland Acquisition Subsidiary, Inc.

99.1	Press Release of I-Flow Corporation dated as of September 12, 2007